Exhibit 1.1

MAIDENFORM BRANDS, INC.

[            ] Shares

Common Stock

($0.01 Par Value)

UNDERWRITING AGREEMENT

                      , 2005

UNDERWRITING AGREEMENT

, 2005

UBS Securities LLC

Credit Suisse First Boston LLC

as Managing Underwriters

c/o UBS Securities LLC

299 Park Avenue

New York, New York  10171

Ladies and Gentlemen:

Maidenform Brands, Inc., a Delaware corporation (the “Company”), proposes to issue and sell and the persons named in Schedule B annexed hereto (the “Selling Stockholders”), severally and not jointly, propose to sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representative(s), an aggregate of            shares (the “Firm Shares”) of Common Stock, $0.01 par value (the “Common Stock”), of the Company, of which                  shares are to be issued and sold by the Company (the “Company Shares”) and an aggregate of                        shares are to be sold by the Selling Stockholders (the “Selling Stockholder Shares”) in the respective amounts set forth under the caption “Firm Shares” in Schedule B annexed hereto.  In addition, solely for the purpose of covering over-allotments, the Selling Stockholders, severally and not jointly, propose to grant to the Underwriters the option to purchase from the Selling Stockholders up to an additional                  shares of Common Stock (the “Additional Shares”) in the respective amounts set forth under the caption “Additional Shares” in Schedule B hereto.  The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.”   The Shares are described in the Prospectus which is referred to below.

The Company hereby acknowledges that in connection with the proposed offering of the Shares, it has requested UBS Financial Services Inc. (“UBS-FinSvc”) to administer a directed share program (the “Directed Share Program”) under which up to             Firm Shares, or 5% of the Firm Shares to be purchased by the Underwriters (the “Reserved Shares”), shall be reserved for sale by UBS-FinSvc at the initial public offering price to the Company’s officers, directors, employees and consultants and other persons having a relationship with the Company, designated by the Company, (the “Directed Share Participants”) as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the “NASD”) and all other applicable laws, rules and regulations.  The number of Shares available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved Shares.  The Underwriters may offer any Reserved Shares not purchased by Directed Share Participants to the general public on the same basis as the other Shares being issued and sold hereunder.  The Company has supplied UBS-FinSvc with names, addresses and telephone numbers of the individuals or other entities which the Company has designated to be participants in the Directed Share Program.  It is understood that any number of those designated to participate in the Directed Share Program may decline to do so.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-124228) including a prospectus, relating to the Shares.  The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof being herein called a “Preliminary Prospectus”) relating to the Shares.  Except where the context otherwise requires, the registration statement, as amended as of the time of its effectiveness, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the “Registration Statement,” and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the “Prospectus.”  Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the copy of the Registration Statement, the Preliminary Prospectus or Prospectus, respectively, filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).  As used herein, “business day” shall mean a day on which the New York Stock Exchange is open for trading.

The Company, the Selling Stockholders and the Underwriters agree as follows:

1.                                       Sale and Purchase.  Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell and each of the Selling Stockholders, severally and not jointly, agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder the respective number of Firm Shares (subject to such adjustment as you may determine to avoid fractional shares) which bears the same proportion to the number of Firm Shares to be sold by the Company or by such Selling Stockholders, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 9 hereof, in each case at a purchase price of $        per Share.  The Company and each Selling Stockholder is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus.  You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

In addition, each of the Selling Stockholders listed on Schedule B hereto hereby, severally and not jointly, grants to the several Underwriters the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from each of the Selling Stockholders listed on Schedule B hereto, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholders listed on Schedule B hereto for the Firm Shares.  The aggregate number of Additional Shares to be purchased from each Selling Stockholder selling Additional Shares shall be determined by multiplying the maximum number of Additional Shares to be sold by each Selling Stockholder selling Additional Shares as set forth opposite their respective names on Schedule B hereto by a fraction, the numerator of which is the aggregate number of Additional Shares to be purchased by the Underwriters and the denominator of which is the aggregate maximum number of Additional Shares offered for purchase by each Selling Stockholder selling Additional Shares (to be adjusted by you so as to eliminate fractional shares).  This option may be exercised by UBS (“UBS”) and Credit Suisse First Boston LLC (“CSFB” and, together with UBS, the “Managing Underwriters”) on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company and the Selling Stockholders listed on Schedule B hereto.  Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the “additional time of purchase”); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised.  The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares), subject to adjustment in accordance with Section 9 hereof.

Pursuant to powers of attorney (individually, a “Power-of-Attorney” and collectively, the “Powers-of-Attorney”), which shall be reasonably satisfactory to counsel for the Underwriters, granted by each Selling Stockholder, Thomas J. Ward, Dorvin Lively and Steven N. Masket will act as the attorneys-in-fact of the Selling Stockholders.  The foregoing attorneys-in-fact (the “Attorneys-in-Fact of the Selling Stockholders”) are authorized, on behalf of each Selling Stockholder, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by each Selling Stockholder, to make delivery of the certificates of such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom the expenses to be borne by each Selling Stockholder in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to each Selling Stockholder in proportion to the number of Shares sold by each Selling Stockholder, to receive notices on behalf of each Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

2.                                       Payment and Delivery.  Payment of the purchase price for the Firm Shares shall be made to the Company and each of the Selling Stockholders by wire transfer of immediately available funds, against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters.  Such payment and delivery shall be made at 10:00 A.M., New York City time, on                  , 2005 (unless another time shall be agreed to by you and the Company and the Attorneys-in-Fact of the Selling Stockholders or unless postponed in accordance with the provisions of Section 9 hereof) to an account at a bank acceptable to you made to the order of the Company, in the case of the Company Shares, and made to the order of Continental Stock Transfer & Trust Company, as custodian (the “Custodian”), in the case of the Selling Stockholder Shares and the Additional Shares.  The time at which such payment and delivery are to be made is hereinafter sometimes called “the time of purchase.”  Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Payment of the purchase price for the Additional Shares shall be made to each of the Selling Stockholders at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares.  Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Shares shall be made at the offices of Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

3.                                       Representations and Warranties of the Company.   The Company represents and warrants to and agrees with each of the Underwriters that:

(a)                                  The Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are threatened by the Commission; each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the applicable requirements of the Act and the last Preliminary Prospectus distributed in connection with the offering of the Shares did not, as of its date, and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Registration Statement complied when it became effective, complies and will comply, at the time of purchase and any additional time of purchase, in all material respects with the applicable requirements of the Act and the Prospectus will comply, as of its date and at the time of purchase and any additional time of purchase, in all material respects with the applicable requirements of the Act; the conditions to the use of Form S-1 have been satisfied; the Registration Statement did not when it became effective, does not and will not, at the time of purchase and any additional time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus will not, as of its date and at the time of purchase and any additional time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in, or omission from, any Preliminary Prospectus, the Registration Statement or the Prospectus made in reliance upon and in conformity with information concerning an Underwriter or the activities to be undertaken by the Underwriters and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus; and the Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the then most recent Preliminary Prospectus and the Prospectus; provided, further, that if, at any time after the time of purchase, the Company is obligated to prepare and furnish to the Underwriters an amendment or supplement to the Prospectus under Section 5(g) of this Agreement and so furnishes such amendment or supplement, then from and after the time that such Prospectus as amended or supplemented is furnished to the Underwriters in accordance with Section 5(g), the term “Prospectus” shall be deemed to mean the Prospectus as so amended or supplemented;

(b)                                 as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth under the heading “Actual” in the section of the Prospectus entitled “Capitalization” and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth under the heading “As Further Adjusted for the Offering” in the section of the Registration Statement and the Prospectus entitled “Capitalization” (subject, in each case, to the issuance of the Shares of Common Stock upon the exercise of stock options and warrants disclosed as outstanding in the Prospectus and the grant of options under existing stock option plans described in the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

(c)                                  the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Company Shares as contemplated herein;

(d)                                 the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a “Material Adverse Effect”);

the Company has no significant subsidiaries (as defined in Section 1-02(w) of Regulation S-X promulgated under the Act) other than those listed in Exhibit 21.1 of the Registration Statement (collectively, the “Subsidiaries”); or as described in the Prospectus other than the capital stock of the Subsidiaries, 551 shares of Prudential Financial, Inc. common stock, 675 shares of Federated Department Stores, Inc. common stock and 450 shares of Excel Technology, Inc. common stock, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and the by-laws (or other similar organizational documents) of the Company and the Subsidiaries and all amendments thereto have been made available to you, and except as set forth in the exhibits to the Registration Statement and except in connection with the redemption of the Company’s preferred stock as described in the Prospectus, no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise described in this Section 3(e) or as described in the Prospectus) are owned, directly or indirectly, by the Company subject to no security interest, other encumbrance or adverse claims (other than all of the issued and outstanding shares of each direct or indirect subsidiary of the Company, including, without limitation, Maidenform, Inc., which have been pledged to BNP Paribas pursuant to that certain Security Agreement, dated as of May 11, 2004); and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

(e)                                  the Company Shares have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable and free of any statutory or contractual preemptive rights, or any resale rights, rights of first refusal or similar rights; the Firm Shares and the Additional Shares to be sold by the Selling Stockholders have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued by the Company in violation of any statutory or contractual preemptive right or any resale right, right of first refusal or other similar rights;

(f)                                    the capital stock of the Company, including the Shares, shall conform in all material respects as of the time of purchase and as of the additional time of purchase, if applicable, to the description thereof contained in the Prospectus and the certificates evidencing the Shares are in due and proper form in all material respects and the holders of the Shares will not be subject to personal liability by reason of being such holders in all material respects;

(g)                                 this Agreement has been duly authorized, executed and delivered by the Company;

(h)                                 neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its respective charter or by-laws (or other similar organizational documents), or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected, except, with respect to clause (ii), for such breaches, violations or defaults as would not have a Material Adverse Effect, and the execution, delivery and performance of this Agreement, the issuance and sale of the Company Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) (x) the charter or by-laws (or other similar organizational documents) of the Company or any of the Subsidiaries, (y) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, except for such breaches, violations or defaults as would not have a Material Adverse Effect, or (z) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

(i)                                     no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Shares or the consummation by the Company of the transactions contemplated hereby other than registration of the offer and sale of the Shares under the Act and registration of the Shares under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which has been or will be effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASD;

(j)                                     except as described in the Prospectus, and after giving effect to the consummation of the offering, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; except as described in the Prospectus, no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise;

(k)                                  each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business except where the failure to obtain such licenses, authorizations, consents and approvals would not have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received written notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

(l)                                     all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases, documents, statutes or regulations of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

(m)                               except as described in the Prospectus, there are no actions, suits, claims or proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of the Subsidiaries or any of their respective directors or officers is a party or of which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby;

(n)                                 based solely on information provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the Company and the Company’s knowledge and belief, PricewaterhouseCoopers, whose report on the consolidated financial statements of the Company and the Subsidiaries is filed with the Commission as part of the Registration Statement and the Prospectus, are independent registered public accountants as required by the Act;

(o)                                 the audited financial statements of the Company included in the Prospectus, together with the related notes, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified and, except as otherwise set forth in the Prospectus, have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles in the United States of America applied on a consistent basis during the periods involved; any pro forma financial statements included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the Act and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements; the other financial and statistical data set forth in the Prospectus are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Prospectus that are not included as required; and the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement and the Prospectus;

(p)                                 subsequent to the respective dates as of which information is given in the Registration Statement or the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole, (iv) except as described in or contemplated by the Prospectus, any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries or (v) except as described in or contemplated by the Prospectus, any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

(q)                                 the Company has obtained a lock-up agreement in the form set forth as Exhibit A hereto (each, a “Lock-Up Agreement”) from each director and executive officer of the Company and from each holder of the Company’s Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, or any warrant or other right to purchase Common Stock or any such security;

(r)                                    the Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company”, or to its knowledge, an entity “controlled” by an entity required to register as an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(s)                                  the Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances except as described in the Registration Statement or Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company; all the property described in the Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company;

(t)                                    except as described in the Prospectus, (i) to the Company’s knowledge, the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Prospectus as being owned or licensed by them, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”); (ii) to the Company’s knowledge, there are no third parties who have or will be able to establish rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company and except for ownership rights by third parties which would not, individually or in the aggregate, result in a Material Adverse Effect; (iii) to the Company’s knowledge, there is no infringement by third parties of any Intellectual Property which is material to the Company and which infringement would result in a Material Adverse Effect; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property which is material to the Company and which action, suit, proceeding or claim would, if determined adversely to the Company, result in a Material Adverse Effect; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others which is material to the Company and which action, suit, proceeding or claim would, if determined adversely to the Company, result in a Material Adverse Effect; and (vi) to the Company’s knowledge, there is no prior art that is known by Company and which has not been disclosed to the U.S. Patent and Trademark Office that may render any patent application relating to any of the Intellectual Property owned by the Company unpatentable;

(u)                                 except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; (ii) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (iii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any applicable federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee

Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

(v)                                 the Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or the Subsidiaries under, or to interfere with or prevent compliance by the Company or the Subsidiaries with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is, to the Company’s knowledge, the subject of any investigation, (ii) has received any written notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, applicable to the Company which relates to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(w)                               in the ordinary course of its business, the Company and each of the Subsidiaries maintains procedures for performing regular internal audits of each of its properties for compliance with applicable Environmental Laws and ensuring correction of any material incidents of non-compliance detected by means of such audits;

(x)                                   all tax returns required to be filed by the Company and each of the Subsidiaries (including any applicable extensions) have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided and except where the failure to file to such returns or to pay such taxes would not, individually or in the aggregate, have a Material Adverse Effect;

(y)                                 the Company and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses;  all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase;

(z)                                   neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Prospectus any material loss or interference with their respective businesses from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as described in the Prospectus;

(aa)                            the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the material contracts or agreements filed as an exhibit to or referred to or described in the Registration Statement, and no such termination or non-renewal has been threatened in writing by the Company or, to the Company’s knowledge, any other party to any such contract or agreement;

(bb)                          the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(cc)                            the Company has no reason to believe that, on or prior to the date first required by the Exchange Act, (i) the Company will not have established the requisite disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); (ii) such disclosure controls and procedures shall not have been designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer or its Chief Financial Officer by others within those entities, and (iii) such disclosure controls and procedures shall not be effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and any material weaknesses in internal controls have been identified for the Company’s auditors;

(dd)                          the Company believes that the “material weakness” and each of the “reportable conditions” in the design and operation of internal controls as of December 27, 2003 identified in the letter dated June 8, 2004 from PricewaterhouseCoopers to the Company has been remedied in all material respects, and the Company has no reason to believe that PricewaterhouseCoopers would not concur in its belief in this regard;

(ee)                            the Company has provided you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company; and since July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002;

(ff)                                any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(gg)                          neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge after due inquiry, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus;

(hh)                          neither the Company nor any of the Subsidiaries nor, to the Company’s knowledge, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or could reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(ii)                                  except as disclosed in the Prospectus, to the Company’s knowledge after due inquiry, there are no affiliations or associations between any member of the NASD and any of the Company’s officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement and the Prospectus;

(jj)                                  the Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of any foreign jurisdiction in which the Prospectus or any preliminary prospectus is distributed in connection with the Directed Share Program; and no approval, authorization, consent or order of or filing with any governmental or regulatory commission, board, body, authority or agency, other than those obtained, is required in connection with the offering of the Reserved Shares in any jurisdiction where the Reserved Shares are being offered; and

(kk)                            the Company has not offered, or caused the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the intent to influence unlawfully (i) a customer or supplier of the Company or any of the Subsidiaries to alter the customer’s or supplier’s level or type of business with the Company or any of the Subsidiaries, or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of the Subsidiaries or any of their respective products or services.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or such Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

4.                                       Representations and Warranties of the Selling Stockholders.  Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

(a)                                  such Selling Stockholder now is and at the time of delivery of the Selling Stockholder Shares and Additional Shares to be sold by it (whether the time of purchase or additional time of purchase, as the case may be) will be, the lawful beneficial owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares (whether at the time of purchase or the additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

(b)                                 such Selling Stockholder has and at the time of delivery of such Shares (whether the time of purchase or additional time of purchase, as the case may be) will have, full legal right, power and capacity, and any approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

(c)                                  this Agreement, the Power-of-Attorney, the Custody Agreement among the Custodian and the Selling Stockholders (the “Custody Agreement”) and a Lock-Up Agreement have each been duly executed and delivered by such Selling Stockholder and each is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms; subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)                                 the sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power-of-Attorney and the Custody Agreement and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby (i) will not conflict with, or result in any breach of or constitute a default under (nor constitute any even which with notice, lapse of time, or both would result in any breach of, or constitute a default under), (x) if such Selling Stockholder is not a natural person, its charter, by-laws or other organizational documents, (y) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or such Selling Stockholder’s properties may be bound or affected and which is material to such Selling Stockholder or which is material to the transactions contemplated by this Agreement or (z) under any federal, state, local or foreign law, regulation or rule in any decree, judgment or order applicable to such Selling Stockholder, and (ii) such sale can not be matched with a corresponding purchase prior to the time of purchase or the additional time of purchase, as the case may be, for purposes of, and as determined pursuant to, Section 16(b) of the Exchange Act;

(e)                                  the Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power-of-Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of such Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or other entity, by the dissolution of liquidation of such partnership, corporation or other entity, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated. or if any such partnership, corporation or other entity should be dissolved or liquidated, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares to be sold by such Selling Stockholder shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement;

(f)                                    in respect of any statements in or omissions from the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly and specifically for use therein (it being understood and agreed that the only such information furnished to the Company by any Selling Stockholder consists of the information described in Section 11(b) of this Agreement) (“Selling Stockholder Information”), (i) the Registration Statement did not when it became effective, does not and will not, at the time of purchase and any additional time of purchase, contain an untrue statement of a material fact concerning Selling Stockholder Information or omit to state a material fact concerning Selling Stockholder Information required to be stated therein or necessary to make the statements therein not misleading, (ii) the last Preliminary Prospectus distributed in connection with the offering of the Shares did not, as of its date, and does not contain an untrue statement of a material fact concerning Selling Stockholder Information or omit to state a material fact concerning Selling Stockholder Information required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) the Prospectus will not, as of its date and at the time of purchase and any additional time of purchase, contain an untrue statement of a material fact concerning Selling Stockholder Information or omit to state a material fact concerning Selling Stockholder Information required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g)                                 such Selling Stockholder has duly and irrevocably authorized the Attorneys-in-Fact of the Selling Stockholders, on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated thereby and to deliver the Shares to be sold by such Selling Stockholder and receive payment therefor pursuant hereto;

(h)                                 such Selling Stockholder has not taken, directly or indirectly, any action designed, or which has constituted or could reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

(i)                                     the sale of such Selling Stockholder’s Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus.

5.                                       Certain Covenants of the Company and Selling Stockholders.  The Company, and, with respect to clauses (g) and (o), each Selling Stockholder, severally and not jointly, hereby agrees:

(a)                                  to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b)                                 to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the applicable requirements of Section 10(a)(3) of the Act;

(c)                                  if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the Shares may be sold, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

(d)                                 to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for

additional information with respect thereto, or of written notice of the institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its commercially reasonable efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object in writing;

(e)                                  subject to Section 5(d) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to promptly notify you of such filing;

(f)                                    if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

(g)                                 to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Shares is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 5(d) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

(h)                                 to make generally available to its security holders, and to deliver to you, an earning statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) promulgated under the Act) as soon as is reasonably practicable after the termination of such twelve-month period;

(i)                                     to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, shareholders’ equity and cash flow of the Company and the Subsidiaries for such fiscal year, accompanied by a copy of the certificate or report thereon of a nationally recognized independent registered public accounting firm), for so long as the Company shall have a legal obligation to do so;

(j)                                     to furnish to each of you and Cahill Gordon & Reindel LLP one copy of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(k)                                  to furnish to you promptly and, upon request, to each of the other Underwriters for a period of two years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission; provided, that with respect to clauses (i) and (ii) the Company shall be deemed to have satisfied its obligation to the extent such documents are available on EDGAR, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or the Subsidiaries;

(l)                                     to the extent not available on EDGAR and upon your request, to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited quarterly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accounting firm, as stated in their letter to be furnished pursuant to Section 7(d) hereof;

(m)                               to apply the net proceeds from the sale of the Company Shares in the manner set forth under the caption “Use of Proceeds” in the Prospectus;

(n)                                 to pay all costs, expenses, fees and taxes (other than any fees and disbursements of counsel for the Underwriters, except as set forth in clauses (iv) and (vi) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance, if applicable, or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters incurred in connection with such qualifications and determinations, which shall not exceed $10,000) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on NASDAQ and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters (which legal fees and disbursements shall not exceed $5,000), (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the performance of the Company’s other obligations hereunder; and (x) the performance of the obligations of each Selling Stockholder hereunder, including without limitation, any fees and expenses of counsel to the Selling Stockholders, the fees and expenses of the Attorneys-in-Fact and the custodian and all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholders to the Underwriters hereunder, to the extent, but solely to the extent, that the Company is responsible for such obligations pursuant to any agreement between the Company and such Selling Stockholder;  any other such fees or expenses of any Selling Stockholder not specifically provided for herein shall be borne by such Selling Stockholder;

(o)                                 not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock for a period of 180 days after the date hereof (the “Lock-Up Period”), without the prior written consent of the Managing Underwriters, except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus, (iii) the filing of one or more registration statements on Form S-8 relating to the issuance and exercise of employee stock options, and (iv) the issuance of employee stock options not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus, and (v) in connection with any acquisition of, or merger with, another company or the acquisition of any assets of another company; provided, however, that with respect to this clause (v), any such acquisition or merger involves an amount of the Company’s securities that is less than or equal to ten percent (10%) of the Company’s outstanding share capital, which shall be measured at the time a definitive agreement is signed in connection with such acquisition, merger or strategic transaction; and provided, further, that it shall be a condition to the closing of any such transaction that any person or entity who becomes a holder of the Common Stock or any securities substantially similar to the Common Stock, including but not limited to any securities convertible into or exchangeable for Common Stock, or that represents the right to receive Common Stock or any such securities, shall execute a Lock-Up Agreement;

(p)                                 to use its commercially reasonable efforts to cause the Common Stock to be listed on the New York Stock Exchange;

(q)                                 to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock; and

(r)                                    to ensure that the Directed Shares will be restricted to the extent required by the NASD and its rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement; and to comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Reserved Shares are offered in connection with the Directed Share Program.

6.                                       Reimbursement of Underwriters’ Expenses.  If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 9 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5(n) hereof, reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

7.                                       Conditions of Underwriters’ Obligations.  The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and each of the Selling Stockholders of its obligations hereunder and to the following additional conditions precedent:

(a)                                  The Company shall furnish to each of you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Proskauer Rose LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance reasonably satisfactory to Cahill Gordon & Reindel LLP, counsel for the Underwriters, stating that:

(i)                                     the Company is existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Company Shares as contemplated herein;

(ii)                                  each of the U.S. Subsidiaries is existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

(iii)                               this Agreement has been duly authorized, executed and delivered by the Company;

(iv)                              the Company Shares have been duly authorized and, when issued and delivered in accordance with the terms of the Underwriting Agreement will be, validly issued, fully paid and non-assessable and the issuance of such Company Shares will not be subject to any preemptive rights under the Delaware General Corporation Law and the certificate of incorporation and by-laws of the Company;

(v)                                 all of the issued and outstanding shares of capital stock of the Company are free of preemptive rights under the Delaware General Corporation Law and the certificate of incorporation and by-laws of the Company;

(vi)                              the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

(vii)                           the Additional Shares and the Selling Stockholder Firm Shares have been duly authorized and validly issued and are fully paid and non-assessable;

(viii)                        the Shares, conform in all material respects to the description thereof contained in the Prospectus;

(ix)                                the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act;

(x)                                   to such counsel’s knowledge, the Registration Statement has become effective under the Act and, no stop order proceedings with respect thereto are pending or threatened by the Commission and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

(xi)                                no approval, authorization, consent or order of or filing with any governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Shares and consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act, the Exchange Act, the rules of the NASD and the rules of the New York Stock Exchange (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

(xii)                             the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) the certificate of incorporation or by-laws of the Company, any applicable United States federal law, Delaware corporate law or New York State law, rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company that, in our experience, is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement, or the charter or bylaws of the company;

(xiii)                          the Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company” as such term is defined in the Investment Company Act;

(xiv)                         the statements in the Prospectus under the headings “Description of capital stock,” “Shares eligible for future sale” and “Material United States federal income tax consequences to non-U.S. holders,” insofar as such statements constitute a summary of documents or matters of law, and those statements in the Prospectus that are descriptions of statutes, contracts, agreements or other legal documents are accurate in all material respects and present fairly the information required to be shown; and

(xv)                            to such counsel’s knowledge, except as described in the Prospectus, no person has the right, pursuant to the terms of any contract, agreement or other instrument filed as an exhibit to the Registration Statement or otherwise known to such counsel, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interest of the Company, or to include any such shares or interest in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise.

In addition, such counsel shall state that such counsel has participated in conferences with certain officers and other representatives of the Company, representatives of the Company’s independent registered public accounting firm and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as expressly set forth in such opinion), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement, as of its effective date and as of any post-effective amendment thereto prior to the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or at the date of such opinion, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and related notes and schedules thereto and other financial and accounting data included in, or omitted from, the Registration Statement or the Prospectus), and that such counsel does not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

(b)                                 The Company shall furnish to each of you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of the General Counsel of the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance reasonably satisfactory to Cahill Gordon & Reindel LLP, counsel for the Underwriters, stating that:

(i)                                     the Company and each of the U.S. Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of their properties or the conduct of their business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect;

(ii)                                  the issuance of the Company Shares will not be subject to any contractual preemptive rights, resale rights, rights of first refusal and similar rights under any contract, agreement or instrument;

(iii)                               all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and free of contractual preemptive rights, resale rights, rights of first refusal and similar rights;

(iv)                              all of the outstanding shares of capital stock of each of the U.S. Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement and the Prospectus, are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claim except for any security interest, other encumbrance or adverse claim described in the Registration Statement or pursuant to, or contemplated by, any contract, agreement or instrument that is filed as an exhibit to the Registration Statement; and, to such counsel’s knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the U.S. Subsidiaries are outstanding;

(v)                                 the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under) the certificate of incorporation or by-laws of any of the U.S. Subsidiaries, or any material indenture, mortgage, deed of trust, bank loan or credit agreement, any applicable United States federal law or New York State law, rule, regulation or order of any governmental agency or body or any court having jurisdiction over any U.S. Subsidiary that, in my experience, is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement, or the charter or bylaws of any U.S. Subsidiary or any agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any U.S. Subsidiary is a party.

(vi)                              neither the Company nor any of the U.S. Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its respective charter or by-laws or, to such counsel’s knowledge, any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the U.S. Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or any law, regulation or rule or any decree, judgment or order applicable to the Company or any of the U.S. Subsidiaries;

(vii)                           to such counsel’s knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is a party or to which any of their respective properties is subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement or the Prospectus but are not so described; and

(viii)                        the statements in the Prospectus under the heading “Business—Legal Proceedings,” insofar as such statements constitute a summary of documents or matters of law, and those statements in the Prospectus that are descriptions of legal proceedings, are accurate in all material respects and present fairly the information required to be shown.

In addition, such counsel shall state that such counsel has participated in conferences with certain officers and other representatives of the Company, representatives of the Company’s independent registered public accounting firm and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as expressly set forth in such opinion), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement, as of its effective date and as of any post-effective amendment thereto prior to the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date or at the date of such opinion, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and related notes and schedules thereto and other financial and accounting data included in, or omitted from, the Registration Statement or the Prospectus), and that such counsel does not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

(c)                                  The Selling Stockholders shall furnish to each of you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Proskauer Rose LLP, counsel for the Selling Stockholders, or other counsel acceptable to the Underwriters addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to Cahill Gordon & Reindel LLP, counsel for the Underwriters, stating that:

(i)                                     this Agreement, the Powers of Attorney and the Custody Agreements have been duly executed and delivered by or on behalf of each of the Selling Stockholders;

(ii)                                  each Selling Stockholder has full legal right and power, and has obtained any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in this Agreement;

(iii)                               upon payment for, and delivery of, the Shares to be sold by the Selling Stockholders under this Agreement in accordance with the terms hereof, assuming that such Underwriters have no notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares or any security entitlement in respect thereof, (A) the Underwriters shall be a protected purchaser of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a security entitlement in respect of such Shares and (C) no action based on an adverse claim (as defined in Section 8-102 of the UCC) to such security entitlement may be validly asserted against the Underwriters; and

(iv)                              each of the Attorneys-in-Fact of the Selling Stockholders has been duly authorized by each Selling Stockholder to execute and deliver on behalf of such Selling Stockholder this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder.

(d)                                 You shall have received from PricewaterhouseCoopers letters dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by the Managing Underwriters.

(e)                                  You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Cahill Gordon & Reindel LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, in form and substance approved by the Managing Underwriters.

(f)                                    No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you reasonably object in writing.

(g)                                 The Registration Statement shall become effective not later than 5:30 P.M. New York City time on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement.

(h)                                 Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(i)                                     Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole shall occur or become known.

(j)                                     The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer to the form attached as Exhibit B hereto.

(k)                                  You shall have received a duly executed Lock-up Agreement from each director and executive officer of the Company, and each holder of the Company’s Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, or any warrant or other right to purchase Common Stock or any such security.

(l)                                     The Company and the Selling Stockholders shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

(m)                               The Shares shall have been approved for listing on the New York Stock Exchange, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

(n)                                 The Selling Stockholders will at the time of purchase and the additional time of purchase, as the case may be deliver to you a certificate of the Attorneys-in-Fact of the Selling Stockholders to the effect that the representations and the warranties of the Selling Stockholders as set forth in this Agreement are true and correct as of each such date.

8.                                       Effective Date of Agreement; Termination.  This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Managing Underwriters or any group of Underwriters (which may include UBS) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, which would, in the Managing Underwriters’ judgment or in the judgment of such group of Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) since the execution of this Agreement there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Managing Underwriters’ judgment or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (z) there shall have occurred any downgrading, or any notice or announcement shall have been given or made of any intended or potential downgrading in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

If the Managing Underwriters or any group of Underwriters elects to terminate this Agreement as provided in this Section 8, the Company, the Attorneys-in-Fact of the Selling Stockholders and each other Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company or the Selling Stockholders, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(n), 6 and 10 hereof), and the Underwriters shall be under no obligation or liability to the Company and the Selling Stockholders under this Agreement (except to the extent provided in Section 10 hereof) or to one another hereunder.

9.                                       Increase in Underwriters’ Commitments.  Subject to Sections 7 and 8 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 7 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided.  Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company and each of the Selling Stockholders agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with like effect as if such substituted Underwriter had originally been named in Schedule A.

If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company.  Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.                                 Indemnity and Contribution.

(a)                                  The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or such Prospectus or necessary to make such information not misleading.

Insofar as any loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in a Preliminary Prospectus or necessary to make the statements made therein not misleading, the indemnity in this Section 10(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, damage, expense, liability or claim purchased Shares, or any person controlling such Underwriter, to the extent that any such loss, damage, expense, liability or claim occurs under the circumstances where it shall have been finally determined by a court of competent jurisdiction that (w) sufficient copies of the Prospectus (as then amended or supplemented) were timely furnished by the Company to such Underwriter pursuant to Section 5 hereof, (x) a copy of the Prospectus (as so amended or supplemented) was not sent or given by or on behalf of such Underwriter, at or prior to the written confirmation of the sale of such Shares to such person, (y) delivery of the Prospectus was required by the Act to be made to such person and (z) the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, damage, expense liability or claim.

Each Selling Stockholder, severally and not jointly, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, in each case with reference only to such Selling Stockholder’s Selling Stockholder Information; provided, that no Selling Stockholder shall be responsible, either pursuant to Sections 10(a) or (c) or as a result of any breach of this Agreement, for losses, expenses, liability or claims for an amount in excess of the proceeds (net of underwriting discounts and commissions but before deducting expenses) received by such Selling Stockholder from the sale of Shares hereunder.

If any action, suit or proceeding (each, a “Proceeding”) is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to the foregoing paragraphs, such Underwriter or such person shall promptly notify the Company and the Attorneys-in-Fact of the Selling Stockholders in writing of the institution of such Proceeding and the Company or such Selling Stockholder, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company or the Representative of the Selling Stockholders shall not relieve the Company or such Selling Stockholder from any liability which the Company or such Selling Stockholder may have to any Underwriter or any such person or otherwise except to the extent the Company or such Selling Stockholder shall not have otherwise learned of such Proceeding and such omission results in material prejudice to the Company or such Selling Stockholder, as the case may be.  Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder in connection with the defense of such Proceeding or the Company or such Selling Stockholder shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or such Selling Stockholder (in which case the Company or such Selling Stockholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Company or such Selling Stockholder may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Company or the Selling Stockholder), in any of which events such fees and expenses shall be borne by the Company or such Selling Stockholder and paid as incurred (it being understood, however, that the Company or such Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding).  The Company or such Selling Stockholder shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company or such Selling Stockholder, the Company or such Selling Stockholder agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

The Company agrees to indemnify, defend and hold harmless UBS-FinSvc and its partners, directors and officers, and any person who controls UBS-FinSvc within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, UBS-FinSvc or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (i) arises out of or is based upon (a) any of the matters referred to in the first paragraph of this Section 10(a), or (b) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the express consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) is caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved Shares that the Directed Share Participant has agreed to purchase; or (iii) otherwise arises out of or is based upon the Directed Share Program, provided that the Company shall not be responsible under this clause (iii) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of UBS-FinSvc in conducting the Directed Share Program.  The third paragraph of this Section 10(a) shall apply equally to any Proceeding brought against UBS-FinSvc or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing sentence; except that the Company shall be liable for the expenses of one separate counsel (in addition to any local counsel) for UBS-FinSvc and any such person, separate and in addition to counsel for the Underwriters, in any such Proceeding.

(b)                                 Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Stockholder, its partners, members, directors and officers, and any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, any Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

If any Proceeding is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, such Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such

Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company, any Selling Stockholder or any such person or otherwise.  The Company, any Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, any Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding).  No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, any Selling Stockholder and any such person from and against any loss or liability by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(c)                                  If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a) and (b) of this Section 10 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares.  The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and/or the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.  The obligations of the Selling Stockholders under this Section 10(c) to contribute are several in proportion to their respective proceeds (net of underwriting discounts and commissions but before deducting expenses) from the sale of the Shares hereunder and not joint.  The liability under this Section 10(c) of each Selling Stockholder shall be limited to an amount equal to (I) the aggregate proceeds (net of underwriting discounts and commissions but before deducting expenses) of the sale of the Shares by such Selling Stockholder hereunder less (II) any amounts for which such Selling Stockholder has previously made an indemnification payment to any indemnified party pursuant to Section 10(a) above.

(d)                                 The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above.  Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

(e)                                  The indemnity and contribution agreements contained in this Section 10 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers, any Selling Stockholder or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares.  The Company, each of the Selling Stockholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or the Selling Stockholders, against any of the Company’s or Selling Stockholder’s officers or directors, as the case may be, in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or the Prospectus.

11.                                 Information Furnished.

(a)                                  Underwriters.  The statements set forth in the last paragraph on the cover page of the Prospectus and the statements relating to sales to dealers and stabilization activities set forth in the fifth and thirteenth paragraphs under the caption “Underwriting” in the Prospectus constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 10 hereof.

(b)                                 Selling Stockholders.  The name of such Selling Stockholder, the number of Shares to be sold by such Selling Stockholder and the address and other information with respect to such Selling Stockholder (excluding any percentages) which appears under the caption “Principal and selling stockholders” in the Prospectus constitute the only information furnished by or on behalf of each Selling Stockholder as such information is referenced in Sections 4 and 10 hereof.

12.                                 Notices.  Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention:  Syndicate Department; Credit Suisse First Boston LLC, 11 Madison Avenue, New York, N.Y., Attention:  IBD-Legal; if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 154 Avenue E, Bayonne, N.J. 07002, Attention: Steven N. Masket; and if to the Selling Stockholders, shall be sufficient in all respects if delivered or sent to the Attorneys-in-Fact of the Selling Stockholders at 154 Avenue E., Bayonne, N.J. 07002, Attention: Steven N. Masket.

13.                                 Governing Law; Construction.  This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York.  The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14.                                 Submission to Jurisdiction.  Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company, each of the Underwriters and each of the Selling Stockholders consent to the jurisdiction of such courts and personal service with respect thereto.  The Company, each of the Underwriters and each of the Selling Stockholders hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS, CSFB or any indemnified party.  Each of UBS, CSFB, the Underwriters, the Selling Stockholders and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Company and each of the Selling Stockholders agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon them and may be enforced in any other courts to the jurisdiction of which the Company or such Selling Stockholder is or may be subject, by suit upon such judgment.

15.                                 Parties at Interest.  The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Selling Stockholders and the Company and to the extent provided in Section 10 hereof the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators.  No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

16.                                 Counterparts.  This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

17.                                 Successors and Assigns.  This Agreement shall be binding upon the Underwriters, each of the Selling Stockholders and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s, each the Selling Stockholder’s and any of the Underwriters’ respective businesses and/or assets.

18.                                 Miscellaneous.  UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG.  Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities.  Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this agreement and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters, severally.

Very truly yours,

MAIDENFORM BRANDS, INC.

By:
Title:

THE SELLING STOCKHOLDERS NAMED IN SCHEDULE B ATTACHED HERETO

By:
Attorney-in-Fact

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

UBS SECURITIES LLC

By: UBS SECURITIES LLC

By:
Title:

By:
Title:

CREDIT SUISSE FIRST BOSTON LLC

By:
Title:

SCHEDULE A

Underwriter	Number of Firm Shares	Number of Additional Shares
UBS SECURITIES LLC
CREDIT SUISSE FIRST BOSTON LLC
GOLDMAN, SACHS & CO.
[Co-managers]

Total

SCHEDULE B

Selling Stockholders	Number of Firm Shares	Number of Additional Shares

Total

Exhibit A

Maidenform Brands, Inc.

Common Stock

($0.01 par value)

                            , 2005

UBS Securities LLC

Credit Suisse First Boston LLC

As Representatives of the several Underwriters

c/o UBS Securities LLC

299 Park Avenue

New York, New York 10171

Ladies and Gentlemen:

This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Maidenform Brands, Inc. (the “Company”) and you, as Representatives of the several Underwriters named therein, with respect to the public offering (the “Offering”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period of 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS and CSFB, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii).  The restrictions contained in the foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters of any Common Stock pursuant to the Offering and the Underwriting Agreement, (b) distributions of shares of Common Stock to partners, members or stockholders of the undersigned, provided that (x) such transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement, and (y) no filing by any party under the Exchange Act shall be required or shall be voluntarily made reporting a reduction in beneficial ownership of shares of common stock during the lock-up period, (c) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement and confirms that he, she or it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof, (d) dispositions to any trust, family limited partnership or family limited liability company for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust, family limited partnership or family limited liability company agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement and confirms that it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof, (e) transfers of shares of Common Stock by will or intestacy to the undersigned’s immediate family, provided that such transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement or (f) open-market sales of shares of Common Stock acquired by the undersigned in the open-market after the consummation of the Offering, provided that no filing under Section 13 or Section 16 of the Exchange Act is required in connection with such sales.  In addition, any shares of Common Stock acquired pursuant to a directed share program shall not be subject to the restrictions contained herein to the extent that (i) the undersigned would not otherwise be required to execute a lock-up agreement pursuant to the terms of such directed share program, and (ii) no filing under Section 13 or Section 16 of the Exchange Act is required to be made by the undersigned in connection with the subsequent sale of such shares.  For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering.  The undersigned further agrees that, for a period of 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS and CSFB, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn, (iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), or (iv) the Offering does not occur on or prior to September 30, 2005, this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

2

Exhibit B

Officers’ Certificate

1.                                       I have reviewed the Registration Statement and the Prospectus.

2.                                       The representations and warranties of the Company as set forth in this Agreement are true and correct as of the time of purchase and, if applicable, the additional time of purchase.

3.                                       The Company has performed all of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be.

4.                                       The conditions set forth in paragraphs (g) and (h) of Section 7 of this Agreement have been met.

5.                                       The financial statements and other financial information included in the Registration Statement and the Prospectus fairly present in all material respects the financial condition, results of operations, and cash flows of the Company as of, and for, the periods presented in the Registration Statement.